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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 23, 2003

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-30753                37-1397683
      --------                      ------------            ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.
         ------------

      On January 23, 2003, First Federal Bancshares, Inc. issued a press release which announced that the 2003 annual meeting of stockholders will be held on May 27, 2003.

      A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated January 23, 2003.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST FEDERAL BANCSHARES, INC.




Date: January 23, 2003                 By: /s/ James J. Stebor
                                           -------------------------------------
                                           James J. Stebor
                                           President and Chief Executive Officer





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EXHIBIT 99.1      PRESS RELEASE